BILL OF SALE

THIS BILL OF SALE ("Bill of Sale") is made the 31st day of December, 2015 is by and among Integrated Inpatient Solutions, Inc. a Nevada corporation ("Buyer"), Boston Carriers LTD, a corporation organized under the laws of the Republic of the Marshall Islands ("Seller") and Antonios Bertsos, the sole shareholder of Seller ("Shareholder").

BACKGROUND

A. Seller, Buyer and Shareholder have entered into that certain Asset Purchase Agreement (the "Purchase Agreement") dated the date hereof pursuant to which Buyer has agreed to purchase from Seller, all of the assets of Seller used in the operation of that certain business that provides shipping and marine transportation services on a worldwide basis, currently owning and operating one dry bulk vessel that transports iron ore, coal, grain, steel products, cement, alumina and other dry bulk cargoes internationally with the intention to grow its fleet through timely and selective acquisitions or additional vessels (the "Business"), as more particularly set forth in the Purchase Agreement.

B. The parties hereto desire to execute and deliver this Bill of Sale for the purpose of effecting the sale, transfer, assignment, conveyance and delivery to Purchaser of all of Seller's right, title and interest in and to the Assets as contemplated pursuant to the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer, intending to be legally bound, hereby agree as follows:

1. Definitions. Unless otherwise defined herein, each capitalized term used herein shall have the meaning assigned thereto in the Purchase Agreement.

2. Transfer of the Purchased Assets. Seller hereby sells, transfers, assigns, conveys and delivers to Buyer, free and clear of all liens, security interests and other encumbrances of any kind, to have and to hold forever, all of Seller's right, title and interest in and to the Assets. Seller hereby warrants to Buyer that there is hereby conveyed to Buyer on the date hereof good and marketable title to the Assets, free and clear of all Liens, and that Seller shall warrant and defend such title forever against all claims and demands whatsoever, subject to the terms and conditions set forth in the Purchase Agreement.

3. Excluded Assets. Notwithstanding anything in this Bill of Sale to the contrary, Seller is retaining ownership and possession of, and is not selling, transferring, assigning, conveying, or delivering to Buyer hereunder, any right, title or interest of Seller in and to the Excluded Assets and Purchaser is not assuming or in way becoming liable or responsible for, any of the Excluded Assets or Retained Liabilities.

4. Further Assurances. Seller covenants and agrees that it shall promptly execute, acknowledge and deliver all agreements, instruments, notices, assurances and documents as may be reasonably requested by Buyer to further effect and evidence the transactions contemplated hereby.

5. Power of Attorney. Solely with respect to the Assets Seller does hereby irrevocably constitute and appoint Buyer, its successors and assigns, Seller's true and lawful attorney, with full power of substitution, in its name or otherwise, and on behalf of Seller, for Buyer's own use, to claim, demand, collect and receive at any time and from time to time any and all of the Assets, and to prosecute the same at law or in equity and, upon discharge thereof, to complete, execute and deliver any and all necessary instruments of satisfaction and release.

6. Amendment and Modification; Waiver. This Bill of Sale may only be amended or modified in writing signed by the party against whom enforcement of such amendment or modification is sought. Any of the terms or conditions of this Bill of Sale may be waived at any time by the party or parties entitled to the benefit thereof, but only by a writing signed by the party or parties waiving such terms or conditions.

7. No Third-Party Beneficiary. This Bill of Sale shall be for the sole benefit of, and be binding upon, the parties to this Bill of Sale and their respective successors and permitted assigns and is not intended, nor shall be construed, to give any person or entity, other than the parties hereto and their respective successors and permitted assigns, any legal or equitable right, remedy or claim hereunder.

8. Severability. Whenever possible, each provision of this Bill of Sale shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Bill of Sale is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Bill of Sale.

9. Purchase Agreement. Notwithstanding anything in this Bill of Sale to the contrary, the sale, transfer, assignment, conveyance and delivery effectuated hereby are subject in all respects to the terms and conditions of the Purchase Agreement and nothing in this Bill of Sale, express or implied, is intended or shall be construed to expand or defeat, impair or limit in any way the rights, obligations, claims or remedies of Seller or Buyer as set forth in the Purchase Agreement.

10. Governing Law. This Bill of Sale shall be governed by, and construed and enforced, in accordance with the internal laws of the State of Florida, without regard to its conflicts of law principles.

IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale as of the day and year first above written.

BUYER

Attest

INTEGRATED INPATIENT SOLUTIONS, INC.

By:__________________________
Name:
Title:

By:__________________________
Name: Osnah Bloom
Title: Chief Executive Officer

SELLER

Attest

BOSTON CARRIERS, LTD

By:__________________________
Name: Paraskevi Salaouni
Title: Attorney

By:__________________________
Name: Antonios Bertsos
Title: Chief Executive Officer

SHAREHOLDER

Attest

ANTONIOS BERTSOS

By:__________________________
Name: Paraskevi Salaouni
Title: Attorney

By:__________________________

IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale as of the day and year first above written.

BUYER

Attest

By: Alan D. Hurwitz
Name: Alan D. Hurwitz
Title:

INTEGRATED INPATIENT SOLUTIONS, INC.

By: Osnah Bloom
Name: Osnah Bloom
Title: Chief Executive Officer

SELLER

Attest

By:______________________________
Name:
Title:

BOSTON CARRIERS, LTD

By:______________________________
Name: Antonios Bertsos
Title: Chief Executive Officer

SHAREHOLDER

Attest

By:______________________________
Name:
Title:

ANTONIOS BERTSOS

By:______________________________